FILED
                                                 IN THE OFFICE OF THE
                                              SECRETARY OF STATE OF THE
                                                  STATE OF NEVADA
                                                    JAN 29 1999
                                                  NO. C 1703-1997
                                                    Dean Heller
                                             DEAN HELLER, Secretary of State


                            Articles of incorporation
                              (PURSUANT TO NRS 78)
                                 STATE OF NEVADA
                               Secretary of State

1.   NAME OF THE CORPORATION: United Management Inc.

2.   RESIDENT AGENT: Nevada First Holdings Inc.

3.   REGISTERED OFFICE: 1800 East Sahara Avenue Suite 104 Las Vegas, Nevada 8914

4.   AUTHORIZED SHARES
     Number of Shares with Par Value: 25,000
     Par Value: $1.00
     Number of Share with out Par Value: 0

5.   GOVERNING BOARD:

     The Board shall be styled as Directors. The First Board of Directors shall consist of 1 Director:

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        Chad Holtz       1800 E. Sahara Ave. Suite 104       Las Vegas, NV 89104
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           Name                     Address                       City, State
                                                                  Postal Code

 6. PURPOSE: (Optional) The purpose of the corporation shall be:
     ---------------------------------------------------------------------------

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 7.  OTHER MATTERS:  This form includes the minimal  statutory  requirements  to incorporate under NRS 78. Additional information pursuant to NRS 78.037 or any other information deemed appropriate may be attached. If any of the additional information is contradictory to this form it cannot be filed and will be returned to for correction. Number of pages attached: 0

 8.  SIGNATURE OF INCORPORATOR:

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        Noah Grimm 1800 East Sahara Avenue Suite 104 Las Vegas, Nevada 89104
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           Name                       Address             City, State
                                                          Postal Code
     /s/ Noah Grimm
         ----------------------
         Incorporator Signature

State of Nevada
County of Clark

This instrument was acknowledged before me on the 16th day of January in the year 1997 by Noah Grimm as Incorporator of United Management Inc.

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   Notary Public Signature                       [Notary stamp or seal]

9.   CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT


     I, Nevada First Holdings Inc., hereby accept appointment as Resident Agent for the above named corporation.

       ??????????                                  1-16-97
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Resident Agent Signature                             Date